UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 25, 2005

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

99.1	Form of Deferred Stock Unit Award Agreement in connection with the 2004 Stock Award Plan
99.2	Form of Stock Option Grant Agreement in connection with the 2004 Stock Award Plan
99.3	Form of Stock Option Grant to Nonemployee Directors Agreement in connection with the 2004 Stock Award Plan
99.4	Form of Restricted Stock Award Agreement in connection with the 2004 Stock Award Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: April 28, 2005	By:	/S/ E. LISTON BISHOP, III
E. Liston Bishop, III Vice President, Secretary and Deputy General Counsel

EXHIBIT INDEX

99.1	Form of Deferred Stock Unit Award Agreement in connection with the 2004 Stock Award Plan
99.2	Form of Stock Option Grant Agreement in connection with the 2004 Stock Award Plan
99.3	Form of Stock Option Grant to Nonemployee Directors Agreement in connection with the 2004 Stock Award Plan
99.4	Form of Restricted Stock Award Agreement in connection with the 2004 Stock Award Plan